0 Clearwater Paper Corporation Goldman Sachs 2011 Montreal Paper Conference March 16, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the benefits of, and synergies from, our Cellu Tissue acquisition, internal and external pulp purchases and sales, pulp requirements, customer purchases of private label tissue, production capacity of operating divisions, completion of additional converting and paper making capacity, the cost and timing to complete new facilities, future growth opportunities, sales volumes, input costs, and our financial condition and results of operations. Words such as “anticipate,” “expect,” “intend,” “will,” “plan,” “target,” “project,”
“believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item
1A of Part I of our Form 10-K for the year ended December 31, 2010, as well as the following:
• an inability to successfully implement our expansion and operating strategies;
• difficulties with the integration process or the realization of the benefits expected from the acquisition of Cellu Tissue;
• difficulties with the completion of our new tissue making and converting facilities;
• the Cellu Tissue acquisition may expose our operations to unidentified liabilities;
• changes in the cost and availability of wood fiber used in the production of our products;
• changes in freight costs and disruptions in transportation services;
• changes in raw material costs and energy availability and costs;
• changes in customer product preferences and competitors’ product offerings;
• changes in the United States and international economies and in general economic conditions in the regions and industries in which we operate;
• cyclical industry conditions;
• the loss of business from any of our three largest Consumer Products segment customers or a large Pulp and Paperboard segment customer;
• competitive pricing pressures for our products;
• reliance on a limited number of third party suppliers for raw materials;
• our qualification to retain, or ability to utilize, tax credits associated with alternative fuels or cellulosic biofuels;
• labor disruptions;
• unforeseen environmental liabilities or expenditures;
• unanticipated manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilitates caused by fire or weather-
related events and IT system failures;
• changes in the relationship between supply and demand in the forest products industry, including the amount of available manufacturing capacity and wood fiber used in manufacturing our products;
• changes in expenses and required contributions associated with our pension plans;
• an inability to fund our debt obligations;
• restrictions on our business from debt covenants and terms;
• changes in laws, regulations or industry standards affecting our business; and
• changes in exchange rates between the U.S. dollar and other currencies.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-
looking statements, whether as a result of new information, future events or otherwise.

2 Company Overview Clearwater Paper is a leader in quality private label consumer tissue and exceptional bleached paperboard – focused on helping our customers build their brands.

Clearwater Paper Overview
Leading manufacturer of private-label consumer tissue and fully-bleached SBS paperboard, with approximately $1.4 billion in net sales and $166.8 million of Adjusted
EBITDA¹
for the twelve months
ended December 31, 2010
Segment Net Sales
2,3
Segment Adjusted
EBITDA¹
Segment Adjusted EBITDA Margin %
1,4
% of LTM Net Sales²
($ in millions)
Pulp &
Paperboard
(PPD)
$802.9
$110.6
13.8%
$570.1
$ 87.2
15.3%
Consumer
Products
(CPD)
1 See Appendix A: “Financial Detail” for the definitions of Adjusted EBITDA and Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measures.
2 Net sales excludes intersegment net sales and transfers.
3 Amounts for Consumer Products segment include four days of Cellu Tissue results.
4 Segment Adjusted EBITDA margin percentage calculated by dividing Segment Adjusted EBITDA by Segment Net Sales.

$445
$452
$504
$554
$570
$672
$731
$751
$696
$803
2006 2007 2008 2009 2010
$41
$34
$53
$138
$87
$70
$80
$35
$51
$111
9.0%
8.8%
6.0%
13.9%
12.2%
2006 2007 2008 2009 2010
4
Financial Track Record
($ in millions)
Adjusted EBITDA
2,3
Net Sales¹
$1,117
$1,183
$1,255
$1,250
$101
$104
$75
5 Yr Average: $1,236
$174
CPD PPD Adj. EBITDA Margin %

5 Yr Average: $124
$1,373
$167
1  Excludes intersegment net sales and transfers.  Net sales for 2010 for CPD includes four days of Cellu Tissue results.
2  See Appendix A: “Financial Detail” for the definition of Adjusted EBITDA and Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measures.
3  Clearwater Paper’s total Adjusted EBITDA includes corporate and eliminations.
4  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by Net Sales.

Total Cost¹:
% of Total
Cost of Sales
2009 2010
Historical Cost Drivers - Wood Fiber
2008
$325.4 M
28%
$269.7 M
26%
$314.3 M
27%
1  Excludes intersegment amounts
• Wood fiber includes pulp, wood chips, sawdust and saw logs.
• Historically, we have been a net buyer of approximately 85,000 tons of pulp annually.
Going forward, we expect to be a net buyer of approximately 400,000 tons of pulp annually.
• Historically, we produced approximately 804,000 tons of pulp representing about 92%
of our total annual pulp needs.  We expect to continue to produce the same amount of pulp going forward, which will represent about 68% of our total annual pulp needs.
• Generally we use a mix of pulp including northern softwood, southern softwood, northern hardwood, eucalyptus and recycled.
Wood
Fiber

Total Cost:
% of Total
Cost of Sales
2009
2010
Other Key Historical Cost Drivers
Other key cost drivers are chemicals, energy, transportation and maintenance
Energy
Transportation
2008
Total Cost:
% of Total
Cost of Sales
Total Cost¹:
% of Total
Cost of Sales
$143.0 M
12%
$114.7
10%
$97.3
9%
$92.0
8%
$123.2
10%
$100.3
9%
$117.3
10%
$ 61.9
5%
$70.0
7%
$82.4
7%
$123.2 M
12%
$132.3 M
11%
Maintenance
& Repair
Total Cost:
% of Total
Cost of Sales
Chemicals
1  Excludes related labor costs.

Strong Financial Performance
($ in Millions)
Clearwater Paper
(Twelve Months Ended
December 31, 2010)
Cellu Tissue
(Period from January 1, 2010
through December 27, 2010)
Combined
Net Sales
2
$1,373.0 $529.6 $1,902.6
Adjusted EBITDA
3
$166.8 $42.1 $208.9
Adjusted EBITDA Margin %
4
12.2% 7.9% 11.0%
Capacity ('000 TDY )
Tissue Parent Roll 227 337 564
Tissue Converted 221 241 462
1 Cellu Tissue was acquired on December 27, 2010.  Clearwater Paper’s results for 2010 include four days of Cellu Tissue results.
2 Net sales excludes intersegment net sales and transfers.
3  See Appendix A: “Financial Detail” for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
4  Adjusted EBITDA margin percentage calculated by dividing Adjusted EBITDA by net sales.

Pro Forma Sales Mix Change
Acquisition Supports Strategy to Grow the Size and Scope of Consumer
Products Segment
Clearwater Paper
Stand Alone Sales Mix
Twelve Months Ended
December 31, 2010
Period from January 1, 2010
through December 27, 2010
Cellu Tissue
Stand Alone Sales
Mix¹
Pro Forma Sales Mix
$1,373 Million $530 Million $1,903 Million
1 Cellu Tissue was acquired on December 27, 2010.  Clearwater Paper’s results for 2010 include four days of Cellu Tissue results.
Consumer
Products
58%
Pulp &
Paperboard
42%
Consumer
Products
42%
Pulp &
Paperboard
58%
Tissue
77%
Machine-
glazed
22%
Foam
1%

CLEARWATER PAPER

Net Sales[1]

$1,200
$1,000
$800
$600
$400
$200
-
$445
$452
$504
$554
$570
$1,100
2006
2007
2008
2009
2010
PF 2010

Segment Adjusted EBITDA[2]

Consumer Products Segment Overview
• Committed to maintaining high-quality
products that match the quality of leading
national brands
• Only U.S. consumer tissue producer that
manufactures solely private label tissue
High-Quality, Premium Products ($ in millions)
1  Cellu Tissue was acquired on December 27, 2010.  Clearwater Paper’s results for 2010 include four days of Cellu Tissue results.
2  See Appendix A: “Financial Detail” for the definition of Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
$41
$34
$53
$138
$87
$129
$0
$20
$40
$60
$80
$100
$120
$140
$160
2006 2007 2008 2009 2010 PF 2010

Attractive and stable segment of the paper market [1]

U.S. Tissue Demand (Indexed)
U.S. GDP % Change
140
120
100
80
60
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
100
104
107
113
114
117
119
121
124
124
124
127
129
127
3.7%
4.5%
4.4%
4.8%
4.1%
1.1%
1.8%
2.5%
3.6%
3.1%
2.7%
2.1%
0.4%
(2.4%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Private label tissue market share continues to grow in key products [2]

Private Label Tissue Market Share in the Total U.S. Grocery Channel
2002
2010
14.4%
31.8%
13.0%
21.2%
17.8%
31.8%
Facial tissue
Bath Tissue
Paper Towels

Data Source: SymphonyIRI Infoscan.

10 Attractive Industry Characteristics -Tissue Source: RISI and IRI. 1 Based on converted short tons. 2 Represents market share as a % of sales in U.S. grocery channel.

CLEARWATER PAPER

Georgia-Pacific
Kimberly-Clark
Procter & Gamble
Cascades
SCA
PF Clearwater Paper
Kruger
Irving
Marcal
Wausau Paper
Tissue Products Tech
Lincoln
First Quality Tissue
Augusta Tissue
Orchids Paper
Erving Paper
Metro Tissue
Great Lakes Tissue
Atlas Paper
Other

30%
17%
16%
7%
6%
5%
4%
2%
2%
2%
1%
1% 1% 1%
1%
1% 0%
0% 0%
4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%

2010 North American Tissue Market by Producer
Remaining Manufacturing Base Highly Fragmented
Large Brand Manufacturers
Source:  Equity research.
1  Represents pro forma Clearwater Paper tissue parent roll capacity combined with Cellu Tissue tissue parent roll production.
1
The Combined Company Was the Sixth-Largest Manufacturer in the
North American Tissue Market in 2010

Consumer Products Strategy
Cellu Tissue Acquisition
• National manufacturing footprint to complement existing national customer footprint
• Ability to service all tissue quality segments (ultra, premium, value and economy) as well as away-from-home tissue market
• Strengthen position as one of the leading private label tissue manufacturers
• Papermaker and converter of tissue products with 14 combined sites throughout North
America
Shelby, NC Expansion
• Building a 70,000 ton TAD paper machine facility and 7 tissue converting lines capable of producing ultra grades of private label tissue products
• Initial 2 converting lines expected to come on-line in second quarter of 2011, adding
27,000 tons of annual converting capability; paper machine expected to begin production in the second half of 2012

Cellu Tissue Synergies
• Reduction in Freight Cost
• Pulp Integration
• Pulp Purchasing
• SG&A
• Parent Roll Integration
• Efficiency Improvements
• Scale Benefits

$15-$20 Million of Annual Net Cost Savings Expected to Be
Realized by End of 2012

Synergy Opportunity Example
Underutilized large converting winder in Neenah, WI (formerly Cellu Tissue) can more efficiently produce Away-from-Home products and 1000 count bathroom tissue
•Actions:
1. Relocate a wrapper machine from Elwood, IL (formerly CLW) to Neenah, WI
2. Reposition an underutilized case packer in Neenah, WI
3. Redirect the existing 1000 count product from Lewiston, ID (formerly CLW) and
Thomaston, GA (formerly CLU) to Neenah, WI
4. Increase the production schedule of the existing underutilized  large converting winder in Neenah, WI from 5 to 7 days
•Expected Results:
1. Creates new case capacity in the systems at Neenah, Lewiston and Thomaston
2. Reduces freight
3. Improves paper machine trim

$850
$800
$750
$700
$650
$600
$672
$731
$751
$696
$803
2006
2007
2008
2009
2010

$120
$100
$80
$60
$40
$20
$0
$70
$80
$35
$51
$111
2006
2007
2008
2009
2010

Pulp and Paperboard Segment Overview
• Focus on high-end paperboard products,
such as pharmaceuticals and cosmetics
packaging
– Superior print surfaces and cleanliness for
discriminating domestic and international
markets
– Valued industry consulting
– Effective logistics to meet just-in-time
customer needs
High-Quality, Premium Products ($ in millions)
Segment Adjusted EBITDA
1,2
Net Sales¹
1  Includes Wood Products segment.
2  See Appendix A: “Financial Detail” for the definition of Segment Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.

2010 North American Bleached Paperboard (SBS) Production

Tembec Paperboard, 3%
Weyerhaeuser, 5%
Smurfit Stone, 2%
International Paper, 28%
Rock-Tenn, 5%
Evergreen Packaging, 12%
Clearwater Paper, 11%
Georgia Pacific, 12%
MeadWestvaco, 22%

Pulp and Paperboard[1]

Capacity
Top 5 Manufacturers
90%
85%
80%
75%
70%
65%
60%
71%
85%
1998
2010

Stable demand for U.S. paperboard products

U.S. Bleached Paperboard Demand (indexed)
U.S. Bleached Paperboard Price ($/short ton)
Demand
Price
120
100
80
60
1,200
1,000
800
600
100
99
105
103
108
102
100
100
101
106
108
108
109
108
97
101
$810
$740
$700
$772
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Attractive Industry Characteristics – Paperboard
Source:  RISI.
1  Top 5 manufacturers in 1998 were International Paper, Westvaco, Temple-Inland, Georgia-Pacific and Potlatch. Top 5 manufacturers in 2010 were International Paper, MeadWestvaco,
Georgia-Pacific, Evergreen Packaging and Clearwater Paper.
2  Based on tons produced.
3  Average price per short ton of 16 pt. SBS folding carton C1S.

Strategically Positioned Pulp & Paperboard Facilities
Facilities positioned to provide broad geographic
reach and cost-efficient transportation points
• Idaho Mill
– Reduced transportation
costs to Asia versus East
Coast competitors
– One of two bleached
paperboard mills in
Western U.S.
– 423,000 tons of bleached
paperboard produced
in 2010
• Arkansas Mill
– Central location reduces freight
costs to Midwest and East Coast
– Most recently built bleached
paperboard mill in North
America
– 317,000 tons of bleached
paperboard produced in 2010
2010 PPD Sales

18 Appendix A: Financial Detail

External Pulp Purchases – CLW
External Pulp Purchases –
CLU²
External Pulp Sales
Net Pulp Purchased
Projected¹
Approximate Pulp Flows
2010
134,000
0
(60,000)
74,000
134,000
240,000
0
374,000
1 We expect to eliminate external pulp sales over time and instead utilize that pulp in our Consumer Products segment.
2 Excludes recycled fiber used at Ladysmith, WI
Pulp Production
External Pulp Purchases
External Pulp Sales
Internal Pulp Requirements
804,000
134,000
(60,000)
878,000
804,000
374,000
0
1,178,000
(92% of requirements) (68% of requirements)
Projected¹
2010
Net Pulp Purchased
Pulp Integration
(in tons)

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1  See last page of Appendix A for definitions of EBITDA and Adjusted EBITDA.
($ in millions)
2006 2007 2008 2009 2010
Net Earnings $20.9 $25.3 $9.7 $182.5 $73.8
Income Tax Provision 12.4 14.1 5.6 93.2 2.4
Interest Expense 13.0 13.0 13.1 15.5 22.6
Earnings Before Interest and
Income Taxes
46.3 52.4 28.5 291.2 98.8
Depreciation & Amortization 54.3 51.3 47.0 47.4 47.7
EBITDA¹
$100.6 $103.7 $75.4 $338.7 $146.5
Alternative Fuel Mixture Tax
Credit
(170.6)
Debt Retirement Costs - - - $6.2 -
Cellu Tissue Acquisition
Related Expenses
20.3
Adjusted EBITDA¹ $100.6 $103.7 $75.4 $174.3 $166.8

Reconciliation of GAAP to Non-GAAP:
Cellu Tissue EBITDA and Adjusted EBITDA
1  See last page of Appendix A for definitions of EBITDA and Adjusted EBITDA.
($ in millions)
Cellu Tissue
(Period from January 1, 2010
through December 27, 2010)
Net Loss $(56.2)
Income Tax Provision (34.6)
Interest Expense 86.4
Earnings Before Interest and
Income Taxes
(4.4)
Depreciation & Amortization 33.3
EBITDA
1
$28.9
Acquisition Related Expenses 13.2
Adjusted EBITDA¹ $42.1

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Segment EBITDA and Segment Adjusted EBITDA
($ in millions)
1  See last page of  Appendix A for definitions of Segment EBITDA and Segment Adjusted EBITDA.
2006 2007 2008 2009 2010
Consumer Products
Operating Income $25.7 $17.6 $37.3 $122.1 $63.7
Depreciation 15.8 16.3 15.7 16.0 17.0
Segment EBITDA¹
$41.5 $33.9 $53.0 $138.1 $80.7
Cellu Tissue Acquisition
Related Expenses
- - - - 6.5
Segment Adjusted EBITDA¹
$41.5 $33.9 $53.0 $138.1 $87.2
Pulp & Paperboard
Operating Income¹ $32.2 $45.0 $4.4 $191.9 $81.9
Depreciation 38.1 34.6 30.9 29.9 28.7
Segment EBITDA¹
$70.2 $79.6 $35.3 $221.8 $110.6
Alternative Fuel Mixture Tax
Credits
- - - (170.6) -
Segment Adjusted EBITDA¹
$70.2 $79.6 $35.3 $51.1 $110.6

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition related expenses and  alternative fuel mixture tax credits.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.
Segment EBITDA is a non-GAAP measure used by Clearwater Paper management. The most directly comparable GAAP measure is segment operating income. Segment EBITDA, as defined by Clearwater Paper management, is segment operating income adjusted for segment depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP.
Segment Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as Segment EBITDA adjusted for nonrecurring expenses or income, including alternative fuel tax credits.  The most directly comparable GAAP measure is segment operating income.  It should not be considered as an alternative to segment operating income computed under GAAP.